SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2002	Commission file number 1-5805
J.P. MORGAN CHASE & CO. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	13-2624428 (I.R.S. Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10017 (Zip Code)
(Registrant's telephone number, including area code) 212-270-6000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibits are furnished as part of this report:

Exhibit	Description
99.1	Message of William B. Harrison, Jr. dated August 12, 2002 to employees of J.P. Morgan Chase & Co.

Item 9  Regulation FD Disclosure

On August 12, 2002, William B. Harrison, Jr. Chairman and Chief Executive Officer of J.P. Morgan Chase & Co., a Delaware corporation (the "Company"), distributed a memorandum to employees detailing certain actions being taken by the Company, including, without limitation: (a) expensing stock options; (b) establishment of a policy review office for certain corporate finance transactions; (c) adoption of investment protection principles; (d) amending the Company's 401(k) plan; and (e) stock ownership guidelines for senior executives. Attached as Exhibit 99.1 is a copy of the memorandum.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K , including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Message of William B. Harrison, Jr. dated August 12, 2002 to employees of J.P. Morgan Chase & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J.P. MORGAN CHASE & CO.
(Registrant)

/s/William H. McDavid ----------------------------------------
William H. McDavid General Counsel

Dated: August 13, 2002